Employee Benefit Expenses	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Employee Benefit Expenses

NOTE 26: EMPLOYEE BENEFIT EXPENSES

As of December 31, 2018, we employed 85 full-time employees, four part-time employees and 7 senior managers under management services agreements. We have never had a work stoppage, and none of our employees is represented by a labor organization or under any collective-bargaining arrangements. We consider our employee relations to be good.

A split of our employees and consultants by main department and geography for the years ended December 31, 2018, 2017 and 2016 was as follows:

	At December 31,
	2018	2017	2016
By function:
Clinical & Regulatory, IP, Marketing	19	16	15
Research & Development	30	29	29
Manufacturing /Quality	34	26	31
General Administration	13	16	13
Total	96	87	88

By Geography:
Belgium	91	83	83
United States	5	4	5
Total	96	87	88

(€’000)	For the year ended 31 December,
	2018	2017	2016
Salaries, wages and fees	6,439	5,461	5,994
Executive Management team compensation	3,235	2,563	2,900
Share-based payments	3,595	2,569	2,847
Social security	1,301	1,277	1,362
Post employment benefits	217	220	215
Hospitalisation insurance	118	118	151
Other benefit expense	2	—	—

Total Employee expenses	14,906	12,207	13,469

Salaries, wages and fees expenses show a net increase year-on-year, which reflects the organic growth of the Company’s operations, for both pre-clinical and clinical activities. The underlying total staff headcount increased by 10% compared to prior year.

The increase in Share-based payments vesting cost (non-cash expenses) is driven by the full year vesting impact of the warrants distribution occurred prior year (warrant grant of mid-2017).